                                                                    EXHIBIT 10.5

                              MDP ACQUISITIONS PLC

To:    MDCP Acquisitions I

                                                            27th September, 2002

Dear Sirs,

INTERCOMPANY LOAN AGREEMENT BETWEEN MDP ACQUISITIONS PLC AS LENDER AND MDCP ACQUISITIONS I AS BORROWER DATED 16TH SEPTEMBER, 2002 (THE "LOAN AGREEMENT")

Terms defined or used in the Loan Agreement have the same meaning when used in this letter.

We confirm the agreement between us that the Loan Agreement shall, from the date of this letter, for valuable consideration, be amended so as to read in its entirety in the form attached hereto.

Save as expressly amended in this letter the Loan Agreement remains in full force and effect.

This letter is governed by English law.

Please execute and return the attached copy of this letter to confirm your agreement to the above. This letter may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall constitute one agreement. Delivery of an executed signature page by facsimile transmission shall be as effective as delivery of a manually executed counterpart.

Yours faithfully


MDP ACQUISITIONS PLC

By:  /s/ Ian Curley


Accepted and agreed:

MDCP ACQUISITIONS I

By:  /s/ Ian Curley

                           DATED 16TH SEPTEMBER, 2002


                              MDP ACQUISITIONS PLC
                                    as Lender

                                       and

                               MDCP ACQUISITIONS I
                                   as Borrower


                     ---------------------------------------

                           INTERCOMPANY LOAN AGREEMENT

                     ---------------------------------------


                                KIRKLAND & ELLIS
                                  INTERNATIONAL
                                    Tower 42
                               25 Old Broad Street
                                 London EC2N 1HQ
                         Telephone: +44 (0)20 7816 8700
                                www.kirkland.com

THIS AGREEMENT is made on 16th September, 2002, and amended on 27th September, 2002, BETWEEN:

(1) MDP ACQUISITIONS PLC, a company registered in Ireland (registered number 357958) (the "LENDER"); and

(2) MDCP ACQUISITIONS I, a company registered in Ireland (registered number 358039) (the "BORROWER").


IT IS AGREED as follows:

1.      DEFINITIONS

1.1.    In this Agreement:

        "ADVANCE" means the principal amount of an advance (as from time to time reduced by repayment or prepayment or increased by the capitalisation of interest) made or to be made by the Lender to the Borrower pursuant to
        Section 3 hereof.

        "ISSUE DATE" means, in respect of an Advance, the date on which any of the Securities used to fund such Advance (or, to the extent such Advance has previously been funded by the proceeds of the relevant Bridge Facilities, used to repay such Bridge Facilities) are issued and, to the extent the relevant Bridge Facilities have been drawn, the proceeds used to repay the relevant Bridge Facilities (including any capitalised interest and other due but unpaid amounts thereon).

        "NET PROCEEDS" has the meaning given to it in the Bridge Facility Agreement.

        "PAYMENT DATE" means the earlier of (A) the date on which the Bridge Facilities are to be repaid in full upon final maturity in accordance with the terms of the Bridge Facility Agreement (otherwise than out of the proceeds of the issue of any Securities) and/or, if any of the Securities have been issued prior to such date, the date on which such Securities are to be repaid in full or in part, at final maturity in accordance with the terms of the Securities, and (B) the date on which the Bridge Facilities or the Securities fall due for payment upon acceleration or under any mandatory prepayment or repurchase provision in any case in accordance with the terms of the Bridge Facility Agreement or the Securities provided that either (i) the amounts due under the Senior Facility Agreement have then fallen due or have been declared to be due and payable on acceleration or (ii) 179 days have elapsed from the date on which the Bridge Agent, the Lender, the Bond Trustee (as defined in the Priority Deed) or the Exchange Note Trustee (as defined in the Priority Deed) gave notice to the Senior Agent of the occurrence of the event of default entitling the Bridge Facilities or Securities to be so accelerated or (iii) an order for the winding-up administration, examination or dissolution of the Borrower has been made or any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, examiner, administrator or similar officer has been appointed in respect of the Borrower.

        "PRIORITY DEED" means the priority agreement dated on or about the date hereof between, among others, the Lender, the Borrower, Deutsche Bank AG London, Merrill Lynch International and the other lenders under the Senior Facility Agreement.

        "REPAYMENT" includes redemption and vice versa and the words repay, redeem, repayable, redeemable, repaid and redeemed shall be construed accordingly.

        "SENIOR FACILITY AGREEMENT" means the agreement dated 12th September, 2002 between the Borrower, Deutsche Bank AG London and Merrill Lynch International as arrangers, the parties thereto as lenders and the other parties thereto in respect of EURO 2,525,000,000 senior facilities.

1.2. Terms defined in or whose interpretation is provided for in either the Senior Facility Agreement, or to the extent not defined or provided for in the Senior Facility Agreement, in the Bridge Facility Agreement, shall have the same meaning when used in this Agreement unless separately defined or interpreted in this Agreement.

1.3. In this Agreement, unless the contrary intention appears, a reference to:

        (a)  a Clause is a reference to a clause of this Agreement;

        (b)  words imparting the singular include the plural and vice versa; and

        (c) a Transaction Document or another document is a reference to that Transaction Document or other document as amended.

1.4. Headings and the index are for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2.      PURPOSE

        Each Advance may only be used:

        (a) to prepay an amount of the Term Loans outstanding under the Senior Facility Agreement; or

        (b) to the extent not so applied in or towards the purposes set out in clause 3.1(a) to (d) of the Senior Facility Agreement.

3.      ADVANCES

3.1. The Lender agrees that it will, promptly upon receipt by the Lender of the proceeds of each Initial Loan, make an advance to the Borrower in an aggregate amount equal to the gross amount of such Initial Loan borrowed by the Lender.

3.2. The Lender agrees that it will, promptly upon receipt by the Lender of the proceeds of the Securities, to the extent that such proceeds are not applied in repayment of the Bridge

        Facilities, make an advance to the Borrower in an aggregate amount equal to the gross amount of such Securities issued by the Lender.

4.      INTEREST AND OTHER AMOUNTS

4.1. Interest will accrue on the outstanding principal amount of each Advance (or any portion thereof) as follows:

        (a) Prior to the applicable Issue Date in respect of such Advance (or any portion thereof):

             (i) In the case of an Advance (or any portion thereof) funded with the proceeds of a Cash Pay Loan, at a rate equal to the rate of interest payable on such Cash Pay Loan (or the security into which it converts) in accordance with Section 2.6(a) of the Bridge Facility Agreement (or the applicable instrument pursuant to which the securities into which it converts is issued); and

             (ii) In the case of an Advance (or any portion thereof) funded with the proceeds of a PIK Loan, at a rate equal to the rate of interest and/or dividend payable on such PIK Loan (or the security into which it converts) in accordance with
                     Section 2.6(b) of the Bridge Facility Agreement (or the applicable instrument pursuant to which the securities into which it converts is issued); and

        (b) On and after the applicable Issue Date in respect of such Advance (or any portion thereof):

             (i) In the case of an Advance (or any portion thereof) funded with the proceeds of a Cash Pay Loan or Cash Pay Securities, at a rate equal to the coupon payable on the Cash Pay Securities in accordance with the terms of the Cash Pay Securities; and

             (ii) In the case of an Advance (or any portion thereof) funded with the proceeds of a PIK Loan or PIK Securities, at a rate equal to the coupon or dividend payable on the PIK Securities in accordance with the terms of the PIK Securities.

4.2.    Interest will be payable:

        (a) In the case of interest determined in accordance with Clauses 4.1(a)(i) or 4.1(b)(i), 5 Business Days prior to the date the corresponding interest on the applicable Cash Pay Loan or Cash Pay Securities (or the securities into which they convert), as the case may be, is due under the Bridge Facility Agreement or the terms of the Cash Pay Securities (or the applicable instrument pursuant to which the securities into which it converts is issued), as the case may be; provided that, to the extent the Lender elects to pay interest on the applicable Cash Pay Loan (or the securities into which they convert) through an increase in the principal amount of such Cash Pay Loan in accordance with Section 2.6(d) of the Bridge Facility Agreement (or the applicable instrument pursuant to which the securities into which it converts is issued) (such interest, "PIK CASH PAY INTEREST"), an amount of interest due hereunder equal to such PIK Cash Pay Interest shall be capitalized and added to the principal amount of the applicable Advance on the same date such PIK Cash Pay Interest is capitalized under the Bridge Facility Agreement (or the applicable instrument pursuant to which the securities into which it converts is issued), and

        (b) In the case of interest determined in accordance with Clauses 4.1(a)(ii) or 4.1(b)(ii), such interest shall be capitalized and added to the principal amount of the applicable Advance on the same date that the corresponding interest or dividends on the applicable PIK Loan or PIK Securities (or the securities into which they convert), as the case may be, is capitalized under the Bridge Facility Agreement or the PIK Securities (or the applicable instrument pursuant to which the securities into which it converts is issued), as the case may be; provided that, if at any time the interest or dividends on the applicable PIK Loan or PIK Securities (or the securities into which they convert) is payable in whole or in part in cash in accordance with the Bridge Facility Agreement or the terms of the PIK Securities (or the applicable instrument pursuant to which the securities into which it converts is issued), as the case may be (such interest, "CASH PAY PIK INTEREST") and such payment of interest in cash is permitted by the Senior Facility Agreement, an amount of interest or dividends due hereunder equal to such Cash Pay PIK Interest shall be payable 5 Business Days prior to the date such Cash Pay PIK Interest is due under the Bridge Facility Agreement or the terms of the PIK Securities (or the applicable instrument pursuant to which the securities into which it converts is issued), as the case may be;

4.3. Interest on any overdue amount of principal, interest (save to the extent capitalised in accordance with Section 4.2) or other sum, will be payable (both before and after judgement) on demand from time to time at the applicable rate of interest hereunder for the relevant Advance plus 1%, or if such sum is not attributable to any particular Advance, at the highest rate of interest hereunder plus 1%.

4.4. The Lender may at its discretion sanction a deferral of interest and/or waive defaults by the Borrower in respect of any Advance. In the case of such deferral, the payment shall be deferred until such date as the Lender requires repayment of any deferred interest.

4.5. In addition, the Borrower shall pay to the Lender (A) amounts equal to any additional amounts payable under applicable gross-up provisions of the Securities or the Bridge Facilities; (B) amounts equal to default interest or liquidated damages payments under the Securities or Bridge Facilities; (C) an amount equal to the amount of the US registration costs and legal fees incurred in connection with the drawing of the Bridge Facilities and the issue of the Securities and an amount equal to the amount of payments due under any registration right agreement relating to the Bridge Facilities and/or the Securities and (D) an amount equal to any other payments but not exceeding EURO 500,000 in any twelve month period.

5.      REPAYMENT

        Each Advance (together with all interest accrued thereon, an amount equal to any premium due on the Securities and other amounts due or owing to the Lender in connection with such Advance) shall be repayable by the Borrower on the date falling 5 Business Days before the Payment Date, in freely available, immediately transferable funds.

6.      VOLUNTARY PREPAYMENT

        The Borrower may, if permitted by the Priority Deed, prepay the whole or any part of any Advance borrowed by it (together with interest accrued thereon, an amount equal to any premium due on the Securities and any other amounts due or owing to the Lender at such time) at any time provided an equivalent amount is prepaid in respect of the Bridge Facilities or the Securities, as the case may be, within five Business Days of such prepayment.

7.      PAYMENTS

7.1. Unless required by law and unless the Borrower and the Lender agree otherwise, all payments made by the Borrower hereunder shall be made free and clear of and without any deduction for or on account of any tax, set-off or counterclaim, and, to the extent any tax deduction is required by law, the amount of the payment due from the Borrower shall be increased to an amount which leaves the Lender with an amount equal to the payment which would have been due if no such deduction had been required.

7.2. The Borrower shall pay or reimburse any stamp duty, stamp duty reserve tax or other duties or taxes payable in connection with the execution, constitution and original issue, completion and initial delivery of this Agreement.

8.      PRIORITY DEED

8.1. Until the Senior Discharge Date (as defined in the Priority Deed), all payments hereunder shall be subject to the provisions of the Priority Deed.

8.2. Notwithstanding any other term of this Agreement no payment shall be made by the Borrower and the Lender shall take no action to recover any payment otherwise due under this agreement while such payment or action is not permitted by the Priority Deed.

8.3. The Senior Creditors (as defined in the Priority Deed) may rely on this clause 8.

9.      GENERAL

9.1. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any party may enter this agreement by executing a counterpart.

9.2. This Agreement shall be governed by and construed in accordance with English law.

9.3. Any dispute arising under or in connection with this Agreement shall be settled by the courts of England.

9.4. Except as provided for in the Bridge Facility Agreement or the Securities (as the case may be), the Lender may not assign any of its rights and obligations under this Agreement whether in whole or in part, by way of security or otherwise. The Borrower may not assign or transfer rights or any of its obligations hereunder.

9.5. The Lender and the Borrower may not, without the prior written consent of the Bridge Agent, the Bond Trustee (as defined in the Priority Deed), the Exchange Note Trustee (as defined in the Priority Deed) and the holders of the preferred equity securities in respect of the Bridge Facilities and the Securities, amend or agree to amend this Agreement.

9.6. The Borrower hereby waives and agrees not to assert any claim that it may now or hereafter have that the rates of interest specified herein are usurious or in breach of any similar applicable law.

9.7.    Each of the Bridge Agent, the Bond Trustee (as defined in the Priority
        Deed), the Exchange Note Trustee (as defined in the Priority Deed) and the holders of the preferred equity securities in respect of the Bridge Facilities and the Securities shall have the benefit of and shall be entitled to enforce the provisions contained in Clauses 6, 9.4, 9.5 and
        9.6 of this Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

LENDER

MDP ACQUISITIONS PLC

By:



BORROWER

MDCP ACQUISITIONS I

By: